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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 1995

                            ------------------------

                                  PRONET INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                     0-16029                  75-1832168
      (State or other         (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification Number)
      incorporation)

     6340 LBJ FREEWAY
       DALLAS, TEXAS
   (Address of principal                                         75240
    executive offices)                                         (Zip code)

       Registrant's telephone number, including area code: (214) 687-2000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

Pro Forma Condensed Consolidated Financial Statements of ProNet Inc.:

99.8         Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995 (unaudited)
             Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
              December 31, 1994 (unaudited)
             Pro Forma Condensed Consolidated Statement of Operations for the Six Months
              Ended June 30, 1995 (unaudited)
Schedule A   Pending Acquisitions Pro Forma Condensed Consolidated Balance Sheet as of June
              30, 1995 (unaudited)
Schedule B   Completed Acquisitions Pro Forma Condensed Consolidated Statement of Operations
              for the Year Ended December 31, 1994 (unaudited)
Schedule C   Pending Acquisitions Pro Forma Condensed Consolidated Statement of Operations
              for the Year Ended December 31, 1994 (unaudited)
Schedule D   Completed Acquisitions Pro Forma Condensed Consolidated Statement of Operations
              for the Six Months Ended June 30, 1995 (unaudited)
Schedule E   Pending Acquisitions Pro Forma Condensed Consolidated Statement of Operations
              for the Six Months Ended June 30, 1995 (unaudited)
             Notes to Pro Forma Condensed Consolidated Financial Statements.

                                       2
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRONET INC.
                                          (Registrant)

                                          By         /s/ JAN E. GAULDING

                                             -----------------------------------
                                                      Jan E. Gaulding,
                                                  SENIOR VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER
                                             (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                          OFFICER)

Date: October 2, 1995

                                       3
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                                 EXHIBIT INDEX

 EXHIBIT NO.                                               DESCRIPTION
--------------  --------------------------------------------------------------------------------------------------
Pro Forma Condensed Consolidated Financial Statements of ProNet Inc.:

99.8            Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995 (unaudited)
                Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1994
                 (unaudited)
                Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1995
                 (unaudited)
Schedule A      Pending Acquisitions Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995
                 (unaudited)
Schedule B      Completed Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
                 December 31, 1994 (unaudited)
Schedule C      Pending Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
                 December 31, 1994 (unaudited)
Schedule D      Completed Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Six Months
                 Ended June 30, 1995 (unaudited)
Schedule E      Pending Acquisitions Pro Forma Condensed Consolidated Statement of Operations for the Six Months
                 Ended June 30, 1995 (unaudited)
                Notes to Pro Forma Condensed Consolidated Financial Statements.